EXHIBIT 10.1




                             RESTRUCTURING AGREEMENT
                             -----------------------

          This RESTRUCTURING AGREEMENT (this "Agreement") is entered into as of December 22, 2004, by and among amH HOLDINGS, Inc., a Delaware corporation (the "Company"), AMH HOLDINGS II, Inc., a Delaware corporation ("Holdings"), HARVEST PARTNERS III, L.P., ("HPIII LP"), HARVEST PARTNERS III, GbR, ("HPIII GBR"), HARVEST PARTNERS IV GmbH & CO. KG, ("HPIV GMBH"), HARVEST PARTNERS IV, L.P., ("HPIV LP" and collectively with HPIII LP, HPIII GBR and HPIV GMBH the "Harvest Funds" and individually each a "Harvest Fund"), BANCBOSTON CAPITAL INC. ("BancBoston"), PRIVATE EQUITY PORTFOLIO FUND II, LLC ("PEPF"), GE CAPITAL EQUITY CAPITAL GROUP, INC. ("GE"), NATIONAL CITY EQUITY PARTNERS, INC. ("National"), GREAT LAKES CAPITAL INVESTMENTS IV, LLC ("Great Lakes"), LIBERTY MUTUAL INSURANCE COMPANY ("Liberty"), OLD HICKORY FUND I, LLC ("Old Hickory"), PPM AMERICA PRIVATE EQUITY FUND L.P. ("PPM"), ABBOTT CAPITAL PRIVATE EQUITY FUND III, L.P. ("Abbott"), THE TEXAS GROWTH FUND II - 1998 TRUST ("Texas"), WESTON PRESIDIO CAPITAL III, L.P. ("Weston III"),WESTON PRESIDIO CAPITAL IV, L.P. ("Weston IV"), WPC ENTREPRENEUR FUND, L.P. ("Entrepreneur I"),WPC ENTREPRENEUR FUND II, L.P. ("Entrepreneur II" and collectively with Weston III, Weston IV and Entrepreneur I the "Weston Investors" and individually each a "Weston Investor"), BNY PARTNERS FUND L.L.C. ("BNY"), NEW YORK LIFE CAPITAL PARTNERS II L.P. ("New York Life"), 3755428 Canada Inc. ("Canada"), AM HOLDING LIMITED, a Cayman Islands corporation, ("Investcorp I"), AM EQUITY LIMITED, a Cayman Islands corporation ("Investcorp II"), AM INVESTMENTS LIMITED, a Cayman Islands corporation ("Investcorp III"), ASSOCIATED EQUITY LIMITED, a Cayman Islands corporation ("Investcorp IV"), ASSOCIATED INVESTMENTS LIMITED, a Cayman Islands corporation ("Investcorp V" and, collectively with Investcorp I, Investcorp II, Investcorp III and Investcorp IV, the "Investcorp Entities"), and certain stockholders of the Company listed on the Executive Signature Page hereto (each, an "Executive" and collectively the "Executives") (the Harvest Funds, BancBoston, PEFP, GE, National, Great Lakes, Liberty, Old Hickory, PPM, Abbott, Texas, the Weston Investors, BNY, New York Life, Canada, the Investcorp Entities and the Executives are referred to collectively herein as the "Contributors," and individually herein as a "Contributor").

          WHEREAS, the Contributors own all of the issued and outstanding capital stock of the Company;

          WHEREAS, the Contributors and the Company desire to restructure the Company by creating Holdings, a holding company which shall own all of the issued and outstanding capital stock of the Company;

          WHEREAS, immediately following the Restructuring, the Contributors shall own all of the issued and outstanding capital stock of Holdings on the same terms and in the same proportion as the capital stock of the Company is held by the Contributors immediately prior to the Restructuring; and

          WHEREAS, Holdings was incorporated in the State of Delaware on December 2, 2004 in contemplation of the Restructuring.

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          NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the parties hereto agree as follows:

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          1.   Defined Terms. Capitalized terms used and not otherwise defined herein shall have their respective meanings as defined in that certain Stock Purchase Agreement, dated as of December 5, 2004, by and among the Company, Harvest Partners, Inc., as the Sellers' Representative, each of the Sellers named therein, and each Investcorp Entity, as the Purchasers.

          2. Contribution to Holdings. (a) On the date of this Agreement, each Contributor agrees to contribute and, as soon as practicable, deliver to Holdings certificates representing the number of shares of (i) Class B, Series I (Voting) Common Stock, par value $0.01 per share, of the Company (the "Company Class B Voting Common Stock"), (ii) Class B, Series II (Non-Voting) Common Stock, par value $0.01 per share, of the Company (the "Company Class B Non-Voting Common Stock" and, collectively with the Company Class B Voting Common Stock, the "Company Common Stock"), (iii) Class A, Series I (Voting) Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Company Voting Preferred Stock") and (iv) Class A, Series II (Non-Voting) Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Company Non-Voting Preferred Stock" and, collectively with the Company Voting Preferred Stock, the "Company Preferred Stock"; the Company Preferred Stock and the Company Common Stock, collectively, the "Outstanding Company Stock"), as applicable, as specified for each such Contributor on Schedule 1 attached hereto, endorsed in blank or accompanied by duly executed assignment documents.

          (b) In exchange for the contribution of the shares of Outstanding Company Stock pursuant to Section 2(a), Holdings agrees to issue and deliver to each Contributor the number of shares of (i) Class B, Series I (Voting) Common Stock, par value $0.01 per share, of Holdings (the "Holdings Class B Voting Common Stock"), (ii) Class B, Series II (Non-Voting) Common Stock, par value $0.01 per share, of Holdings (the "Holdings Class B Non-Voting Common Stock" and, collectively with the Holdings Class B Voting Common Stock, the "Holdings Class B Common Stock"), (iii) Class A, Series I (Voting) Convertible Preferred Stock, par value $0.01 per share, of Holdings (the "Holdings Voting Preferred Stock") and (iv) Class A, Series II (Non-Voting) Convertible Participating Preferred Stock, par value $0.01 per share, of Holdings (the "Holdings Non-Voting Preferred Stock" and, collectively with the Holdings Voting Preferred Stock, the "Holdings Preferred Stock"; the Holdings Preferred Stock and the Holdings Class B Common Stock, collectively, the "Outstanding Holdings Stock"), as applicable, as specified for each such Contributor on Schedule 1 attached hereto (in each case, in the form of stock certificates issued by Holdings representing such shares). The parties hereto intend that the transactions described in this Section 2 (the "Initial Exchange") be characterized as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended.

          3.   Representations and Warranties Concerning the Transaction.

          (a) Representations and Warranties with respect to the Company. The Company represents and warrants to each of the Contributors that:

               (i) Organization of the Company. The Company is duly organized, validly existing, and in good standing under the laws of the State of Delaware.

               (ii) Authorization of Transaction. The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations

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hereunder. This Agreement constitutes a valid and binding obligation of the
Company, enforceable in accordance with its terms and conditions, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and to general equitable principles. The Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, except as required by applicable state, province or "blue sky" securities laws or regulations, which shall be timely made.

               (iii) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company or any of its subsidiaries is subject, (b) violate or conflict with any provision of its charter or bylaws or
(c) result in a breach of or constitute a default under, any material agreement, contract, lease, license, instrument, or other arrangement to which the Company or any of its subsidiaries is a party or by which it is bound or to which any of its assets is subject.

               (iv) Capital Stock and Related Matters. The authorized capital stock of the Company consists of (i) 2,114,019 shares of Company Class A Voting Common Stock, of which (x) no shares are issued and outstanding immediately prior to the Restructuring and (y) no shares will be issued and outstanding immediately after the Restructuring, (ii) 1,614,019 shares of Class A, Series II (Non-Voting) Common Stock of the Company, par value $0.01 per share (the "Company Class A Non-Voting Common Stock") of which (x) no shares are issued and outstanding immediately prior to the Restructuring and (y) no shares will be issued and outstanding immediately after the Restructuring, (iii) 2,583,801 shares of Company Class B Voting Common Stock, of which (x) 500,000 shares are issued and outstanding immediately prior to the Restructuring and (y) 500,000 shares will be issued and outstanding and owned by Holdings immediately after the Restructuring, (iv) 2,083,801 shares of Company Class B Non-Voting Common Stock, of which (x) 1,614,019 shares are issued and outstanding immediately prior to the Restructuring and (y) 1,614,019 shares will be issued and outstanding and owned by Holdings immediately after the Restructuring, (v) 500,000 shares of Company Voting Preferred Stock, of which (x) 500,000 shares are issued and outstanding immediately prior to the Restructuring and (y) 500,000 shares will be issued and outstanding and owned by Holdings immediately after the Restructuring and (vi) 1,614,019 shares of Company Non-Voting Preferred Stock, of which (x) 1,614,019 shares are issued and outstanding immediately prior to the Restructuring and (y) 1,614,019 shares will be issued and outstanding and owned by Holdings immediately after the Restructuring. Immediately prior to the Restructuring, the record ownership of the capital stock of the Company shall be as set forth on Schedule 1. Immediately after the Restructuring, except as described above, the Company will not have outstanding any capital stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans. Immediately after the Restructuring, the Company shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its outstanding capital stock or any warrants, options or other rights to acquire its capital stock. As of the Restructuring and

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                                                                               5

immediately thereafter, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

          (b) Representations and Warranties with respect to Holdings. The Company and Holdings represent and warrant, jointly and severally, that:

               (i) Organization of Holdings. Holdings is duly organized, validly existing and in good standing under the laws of the State of Delaware.

               (ii) Authorization of Transaction and Holdings Shares. Holdings has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and under the Holdings Stockholders Agreement. Holdings has (i) caused the Holdings Charter and the Holdings Certificate of Designations to be duly adopted and filed with the Secretary of State of the State of Delaware and (ii) authorized the issuance of the shares of Outstanding Holdings Stock to the Contributors pursuant to Section 2. Each of this Agreement and the Holdings Stockholders Agreement constitutes a valid and binding obligation of Holdings, enforceable against Holdings in accordance with its terms and conditions, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and to general equitable principles. Holdings need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by each of this Agreement and the Holdings Stockholders Agreement, except as required by applicable state, province or "blue sky" securities laws or regulations, which shall be timely made.

               (iii) Noncontravention. Neither the execution and the delivery of this Agreement or the Holdings Stockholders Agreement, nor the consummation of the transactions contemplated hereby or thereby, will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Holdings is subject, (b) violate or conflict with any provision of the Holdings Charter or the bylaws of Holdings or (c) result in a breach of or constitute a default under, any material agreement, contract, lease, license, instrument, or other arrangement to which Holdings is a party or by which it is bound or to which any of its assets is subject.

               (iv) Capital Stock and Related Matters

          (A) The authorized capital stock of Holdings consists of (i) 2,114,019 shares of Class A, Series I (Voting) Common Stock, par value $0.01 per share, of Holdings (the "Holdings Class A Voting Common Stock"), of which (x) no shares are issued and outstanding immediately prior to the Restructuring and (y) 500,000 shares will be reserved for issuance after the Restructuring upon the conversion of any shares of Holdings Voting Preferred Stock, and (z) 1,614,019 shares will be reserved for issuance after the Restructuring upon the conversion of any shares of Holdings Class A Non-Voting Common Stock (as defined below),
(ii) 1,614,019 shares of Class A, Series II (Non-Voting) Common Stock, par vale $0.01 per share, of Holdings (the "Holdings Class A Non-Voting Common Stock" and, collectively with the Holdings Class A Voting Stock, the "Holdings Class A Common Stock"; the Holdings Class A Common Stock, collectively with the Holdings Class B Common Stock, the "Holdings Common Stock"; and the Holdings Common Stock, collectively with the Holdings Preferred Stock, the

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"Holdings Stock"), of which (x) no shares are issued and outstanding immediately prior to the Restructuring and (y) 1,614,019 shares will be reserved for issuance after the Restructuring upon the conversion of any shares of Holdings Non-Voting Preferred Stock, (iii) 2,583,801 shares of Holdings Class B Voting Common Stock, of which (x) no shares are issued and outstanding immediately prior to the Restructuring and (y) 500,000 shares will be issued and outstanding immediately after the Restructuring, (iv) 2,083,801 shares of Holdings Class B Non-Voting Common Stock, of which (x) no shares are issued and outstanding immediately prior to the Restructuring, (y) 1,614,019 shares will be issued and outstanding immediately after the Restructuring and (z) 469,782 shares will be reserved for issuance upon the exercise of employee stock options ("Holdings Options") issued pursuant to the AMH Holdings II, Inc. 2004 Stock Option Plan, which plan has been approved by the board of directors of Holdings, in each case, immediately after the Restructuring, (v) 500,000 shares of Holdings Voting Preferred Stock, of which (x) no shares are issued and outstanding immediately prior to the Restructuring and (y) 500,000 shares will be issued and outstanding immediately after the Restructuring and (vi) 1,614,019 shares of Holdings Non-Voting Preferred Stock, of which (x) no shares are issued and outstanding immediately prior to the Restructuring and (y) 1,614,019 shares will be issued and outstanding immediately after the Restructuring. Immediately after the Restructuring, Holdings will not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except for the Outstanding Holdings Stock and the Holdings Options. Immediately after the Restructuring, Holdings will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its outstanding capital stock or any warrants, options or other rights to acquire its capital stock, except pursuant to the Holdings Stockholders Agreement, the Holdings Charter and the Holdings Certificate of Designations. Immediately after the Restructuring, all of the shares of Outstanding Holdings Stock shall be validly issued, fully paid and nonassessable.

          (B) There are no statutory or contractual preemptive rights or rights of refusal with respect to the issuance of the shares of Outstanding Holdings Stock to the Contributors pursuant to Section 2. Holdings has not violated any applicable federal or state securities laws in connection with the issuance of any of its capital stock pursuant to Section 2 and, assuming the representations and warranties of each of the Contributors contained in Section 4(c) are true and correct, the issuance of the shares of Outstanding Holdings Stock pursuant to Section 2 does not require registration under the Securities Act, or any applicable state securities laws. Immediately after the Restructuring, there will be no agreements between Holdings' stockholders with respect to the voting, transfer or registration of Holdings' capital stock, except for the Holdings Stockholders Agreement.

               (v) No Liabilities. As of immediately prior to the Restructuring, Holdings does not have any material liabilities or obligations, whether accrued, absolute, contingent or otherwise, except for liabilities and obligations (i) to pay the Transaction Dividend and (ii) pursuant to each Securities Purchase Agreement and each Dividend Promissory Note.

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                                                                               7


               (vi) No Litigation. There are no actions, suits, proceedings or investigations pending or, to the Company's and Holdings' knowledge, threatened against Holdings.

               (vii) No Other Business. Holdings is engaged in no business other than its ownership of the capital stock of the Company.

               (viii) Terms. With respect to each Contributor, the Restructuring shall be on the same terms and conditions as afforded to each other Contributor. Other than the Harvest Fee and the Purchasers Fee, no Contributor shall receive any payments or fees in connection with the Restructuring.

          (c) Representations and Warranties of each Contributor. Each Contributor, severally and not jointly, for itself only and not on behalf of any other Contributor, represents and warrants to the Company and Holdings, as follows:

               (i) Authorization of Transaction. If such Contributor is not an individual, such Contributor has all necessary power and authority, and if such Contributor is an individual, such Contributor has full legal capacity, to execute and deliver this Agreement and the other documents to be executed and delivered by such Contributor as contemplated hereby, to carry out such Contributor's obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby, including the contribution and delivery of the shares of Outstanding Company Stock held by such Contributor. If such Contributor is not an individual, the execution and delivery of this Agreement and the other documents to be executed and delivered by such Contributor as contemplated hereby have been duly authorized by all requisite corporate, limited liability or other action, as applicable, and no other corporate, limited liability or other action, as the case may be, is necessary to authorize the execution, delivery and performance of this Agreement and such other documents by such Contributor and the consummation of the transactions contemplated hereby and thereby. This Agreement constitutes the valid and legally binding obligation of such Contributor, enforceable in accordance with its terms and conditions, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and to general equitable principles. Such Contributor, to the best of its knowledge, need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement. Immediately prior to the Restructuring, such Contributor is the record owner of the capital stock of the Company set forth next to its name on Schedule 1.

               (ii) Noncontravention. To the best of such Contributor's knowledge, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which such Contributor is subject.

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                                                                               8

               (iii) Brokers' Fees. Such Contributor has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Company could become liable or obligated.

               (iv) Securities Law Compliance. Such Contributor:

               (A) is acquiring the shares of Outstanding Holdings Stock for its own account and not with a view to, or for resale in connection with, any distribution of such shares in violation of the Securities Act or any securities laws applicable to such Contributor. Such Contributor understands that the shares of Holdings Stock acquired by it pursuant to this Agreement have not been registered under the Securities Act or the securities laws of any state or province by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of such Contributor and upon the other representations made by such Contributor in this Agreement. Such Contributor understands that the Company and Holdings are relying upon the representations, warranties and agreements made by such Contributor in this Agreement.

               (B) understands that it may not sell or transfer any shares of Holdings Stock acquired by it pursuant to this Agreement except in accordance with the registration requirements of the Securities Act and of any applicable state or province or "blue sky" securities laws or regulations or an exemption from such registration requirements or regulations. Such Contributor further understands that, except as set forth in the Holdings Stockholders Agreement, Holdings has no obligation or present intention of so registering any shares of Holdings Stock, and that there is no assurance that any exemption from registration under the Securities Act and any applicable state or province or "blue sky" securities laws or regulations will be available, or if available, that such exemption will allow such Contributor to dispose of or otherwise transfer any or all of the shares of Holdings Stock in the amounts or at the times that such Contributor may propose.

               (C) understands that any sale or transfer of shares of Holdings Stock acquired by it pursuant to this Agreement is subject to the restrictions on such sale or transfer contained in the Holdings Stockholders Agreement and that the certificates evidencing the shares of Holdings Stock, if any, will bear the restrictive legends provided for in the Holdings Stockholders Agreement.

               (D) (i) has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of the transactions referred herein, (ii) fully understands the nature, scope and duration of the limitations applicable to the shares of Holdings Stock and (iii) is able to bear the economic risk of the investment in the shares of Holdings Stock.

               (E) is (i) an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended and (ii) a "qualified purchaser" within the meaning of the Investment Company Act of 1940, as amended.

               (F) has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the shares of Holdings Stock and has had

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full access to such other information concerning Holdings as such Contributor has requested. Such Contributor has reviewed, or has had an opportunity to review, the Holdings Charter, the Holdings Certificate of Designations, the by-laws of Holdings and the Holdings Stockholders Agreement.

          4. Post-Closing Covenants. Holdings, the Company and the Contributors agree as follows with respect to the period following the consummation of the transactions described herein.

          (a) General. Each party to this Agreement will take such further action (including the execution and delivery of such further instruments and documents) as is reasonably necessary to carry out the purpose of this Agreement as any other party hereto may reasonably request, all at the sole cost and expense of such requesting party.

          (b) Holdings Stock. The certificates representing shares of Holdings Stock issued under this Agreement will be imprinted with such legends as are required pursuant to the terms and conditions of the Holdings Stockholders Agreement.

          5.   Miscellaneous.

          (a) Press Releases and Public Announcements. Except in accordance with Section 6.8 of the Purchase Agreement, no party hereto shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of Holdings and the Company and any other party named therein; provided, that any party hereto may make any public disclosure it believes in good faith is required by applicable law (in which case the disclosing party will use its reasonable best efforts to advise the other parties hereto prior to making the disclosure).

          (b) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of Holdings and the Company. Notwithstanding anything herein to the contrary, each of the Contributors may, in the ordinary course of its business and in accordance with applicable law, at any time assign to a Permitted Transferee (as such term is defined in the Holdings Stockholders Agreement) all or part of the obligations under this Agreement.

          (c) Counterparts. This Agreement may be executed in one or more counterparts, by original or facsimile signature, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          (d) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (e) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is

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sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

          To any Contributor:

               As specified for each such Contributor on the books and records of the Company.

          To Holdings or the Company:

               AMH Holdings II, Inc.
               3737 State Road
               Cuyahoga Falls Road, Ohio 44223
               Attention: Chief Financial Officer
               Facsimile No:

               with copies to (which shall not constitute notice to Holdings or the Company):

               280 Park Avenue, 33rd Floor
               New York, NY 10017
               Attention:  Ira D. Kleinman
                           Christohper Whalen
               Facsimile No.: (212) 812-0100

               and

               White & Case LLP
               1155 Avenue of the Americas
               New York, NY 10036
               Attention:   John M. Reiss, Esq.
                            Oliver C. Brahmst, Esq.
               Facsimile No.:  (212) 354-8113

               And

               Gibson, Dunn & Crutcher LLP
               200 Park Avenue
               47th Floor
               New York, New York  10166-0193
               Attention:       E. Michael Greaney
               Telephone:       (212) 351-4000
               Facsimile:       (212) 351-4035

Any party hereto may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary

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                                                                              11

mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

          (f) Governing Law. All questions concerning the construction, validity, and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. The state or federal courts located within the state of New York shall have jurisdiction over any and all disputes between the parties hereto, whether in law or equity, arising out of or relating to this Agreement and the agreements, instruments and documents contemplated hereby and the parties hereto consent to and agree to submit to the jurisdiction of such courts. Each of the parties hereby waives and agrees not to assert in any such dispute, to the fullest extent permitted by applicable law, any claim that (i) such party is not personally subject to the jurisdiction of such courts, (ii) such party and such party's property is immune from any legal process issued by such courts or (iii) any litigation or other proceeding commenced in such courts is brought in an inconvenient forum. The parties hereto hereby agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in section 4(e), or in such other manner as may be permitted by law, shall be valid and sufficient service thereof and hereby waive any objections to service accomplished in the manner herein provided.

          (g) Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives, and agrees to cause its subsidiaries to waive, all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

          (h) Amendments and Waivers. This Agreement may be amended, or any provision of this Agreement may be waived upon a written approval, executed by the parties hereto. No course of dealing between or among the parties hereto shall be deemed effective to modify, amend, or discharge any part of this Agreement or any rights or obligations of any such party or such holder under or by reason of this Agreement.

          (i) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          (j) Expenses. Each of the Contributors and Holdings and the Company will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that the Company will bear the reasonable legal fees and expenses of Winston & Strawn LLP, counsel to certain of the Contributors, in connection with the Restructuring.

                            Restructuring Agreement

          (k) Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.

                            Restructuring Agreement

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       AMH HOLDINGS II, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       AMH HOLDINGS, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       HARVEST PARTNERS III, L.P.

                                       By:  Harvest Associates III, LLC,
                                            its general partner


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       HARVEST PARTNERS III,


                                       BETEILIGUNGSGESELLSCHAFT
                                        BURGERLICHEN RECHTS
                                        (MIT HAFTUNGSBESCHRANKUNG)

                                       By:  Harvest Associates III, LLC,
                                            its general partner


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       HARVEST PARTNERS IV GmbH & Co. KG

                                       By:  Harvest Partners IV, LLC,
                                            its general partner


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       HARVEST PARTNERS IV, L.P.

                                       By:  Harvest Partners IV, LLC,
                                            its general partner


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       BANCBOSTON CAPITAL INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       PRIVATE EQUITY PORTFOLIO FUND II, LLC


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       GE CAPITAL EQUITY CAPITAL GROUP, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       NATIONAL CITY EQUITY PARTNERS, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       GREAT LAKES CAPITAL INVESTMENTS IV, LLC


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       LIBERTY MUTUAL INSURANCE COMPANY

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       OLD HICKORY FUND I, LLC

                                       By:   PPM America, Inc.,
                                             its manager


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       PPM AMERICA PRIVATE EQUITY FUND L.P.

                                       By:   PPM America Capital Partners, LLC,
                                             its general partner


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ABBOTT CAPITAL PRIVATE EQUITY FUND
                                       III, L.P.

                                       By:   Abbott Capital Private Equity
                                             Partners III, L.P., its general
                                             partner

                                       By:   Abbott Capital Management, L.L.C.,
                                             its general partner


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       THE BOARD OF TRUSTEES OF THE TEXAS
                                       GROWTH FUND II, AS TRUSTEE FOR THE TEXAS
                                       GROWTH FUND II - 1998 TRUST

                                       By:   TGF II Management, L.P.,
                                             as Executive Director

                                       By:   TGF Management Corp.,
                                             as General Partner


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       WESTON PRESIDIO CAPITAL III, L.P.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       WESTON PRESIDIO CAPITAL IV, L.P.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       WPC ENTREPRENEUR FUND, L.P.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       WPC ENTREPRENEUR FUND II, L.P.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       BNY PARTNERS FUND L.L.C.

                                       By:   BNY Private Investment Management,
                                             Inc., Member Manager


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       NEW YORK LIFE CAPITAL PARTNERS II L.P.

                                       By:   NYLCAP Manager LLC,
                                             its Investment Manager


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       3755428 CANADA INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       AM HOLDING LIMITED


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       AM EQUITY LIMITED


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       AM INVESTMENTS LIMITED


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ASSOCIATED EQUITY LIMITED


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ASSOCIATED INVESTMENTS LIMITED


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       EXECUTIVE SIGNATURE PAGE



                                             -----------------------------------
                                             MICHAEL CAPORALE, JR.




                                             -----------------------------------
                                             KENNETH L. BLOOM



                                             -----------------------------------
                                             D. KEITH LAVANWAY



                                             -----------------------------------
                                             DENNIS W. VOLLMERSHAUSEN

                                   Schedule 1

                             CONTRIBUTED SECURITIES
                             ----------------------

                                                       CONTRIBUTED                ISSUED HOLDINGS
          CONTRIBUTOR                                 COMPANY SHARES                  SHARES
--------------------------------------               ---------------------       -------------------------
Harvest Partners III, L.P.                           131, 978 Shares of Voting   131,978 Shares of Class B
                                                     Preferred Stock             Voting Common

Harvest Partners III, GbR                            18,022 Shares of Voting     18,022 Shares of Class B
                                                     Preferred Stock             Voting Common

Harvest Partners IV GmbH & Co. KG                    77,000 Shares of Voting     77,000 Shares of Class B
                                                     Preferred Stock             Voting Common

Harvest Partners IV, L.P.                            273,000 Shares of Voting    273,000 Shares of Class B
                                                     Preferred Stock             Voting Common

BancBoston Capital Inc.                              91,488 Shares of            91,488 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

Private Equity Portfolio Fund II, LLC                18,298 Shares of            18,298 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

GE Capital Equity Capital Group, Inc.                73,190 Shares of            73,190 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

National City Equity Partners, Inc.                  62,212 Shares of            62,212 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

Great Lakes Capital Investments IV, LLC              10,979 Shares of            10,979 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

Liberty Mutual Insurance Company                     137,232 Shares of           137,232 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

Old Hickory Fund I, LLC                              1,372 Shares of             1,372 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

PPM America Private Equity Fund L.P.                 181,603 Shares of           181,603 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

Abbott Capital Private Equity Fund III, L.P.         56,000 Shares of            56,000 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

The Texas Growth Fund II - 1998 Trust                182,976 Shares of           182,976 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

Weston Presidio Capital III, L.P.                    65,992 Shares of            65,992 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

Weston Presidio Capital IV, L.P.                     156,986 Shares of           156,986 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

WPC Entrepreneur Fund, L.P.                          3,256 Shares of             3,256 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

WPC Entrepreneur Fund II, L.P.                       2,485 Shares of             2,485 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

BNY Partners Fund L.L.C.                             4,000 Shares of             4,000 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

New York Life Capital Partners II L.P.               100,000 Shares of           100,000 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

3755428 Canada Inc.

Michael Caporale, Jr.                                205,892 Shares of           71,688 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

Kenneth L. Bloom                                     56,483 Shares of            6,688 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

D. Keith LaVanway                                    66,981 Shares of            6,426 Shares of Class B
                                                     Non-Voting Preferred Stock  Non-Voting Common

Dennis Vollmershausen

AM Holding Limited

AM Equity Limited

AM Investments Limited

Associated Equity Limited

Associated Investments Limited